Cash and cash equivalents (Tables)	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Schedule of cash and cash equivalents

(in thousands of USD)	December 31, 2017	December 31, 2016
Bank deposits	102,200	104,500
Cash at bank and in hand	41,448	102,189
TOTAL	143,648	206,689
Of which restricted cash	115	146

Less:
Bank overdrafts used for cash management purposes	—	—
NET CASH AND CASH EQUIVALENTS	143,648	206,689